INVESTOR PRESENTATION

2Q 2026

NASDAQ: ALRS

ALERUS

DISCLAIMERS

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meanings of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as "may", "might", "should", "could", "predict", "potential", "believe", "expect", "continue", "will", "anticipate", "seek", "estimate", "intend", "plan", "projection", "would", "annualized", "target" and "outlook", or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management's long-term performance goals and the future plans and prospects of Alerus Financial Corporation.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent known and unknown uncertainties, risks, changes in circumstances and other factors that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: the strength of the local, state, national and international economies and financial markets (including effects of inflationary pressures and future monetary policies of the Federal Reserve and executive orders in response thereto); interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from actions taken by the federal government, including the threat or implementation of tariffs, immigration enforcement, executive orders, and changes in foreign policy; disruptions to the global supply chain, including as a result of domestic or foreign policies; our ability to successfully manage credit risk, including in the commercial real estate ("CRE") portfolio, and maintain an adequate level of allowance for credit losses; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including the level and impact of inflation rates and possible recession; our ability to raise additional capital to implement our business plan; credit risks and risks from concentrations (including by type of borrower, geographic area, collateral, and industry) within our loan portfolio; the concentration of large loans to certain borrowers (including CRE loans); the level of nonperforming assets on our balance sheet; our ability to implement organic and acquisition growth strategies; the commencement, cost, and outcome of litigation and other legal proceedings and regulatory actions against us or to which the Company may become subject, including with respect to pending actions relating to the Company's previous employee stock ownership program fiduciary services commenced by government and private parties; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors' information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid and expensive technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action, damage our reputation, or otherwise materially harm our business or customers; increased competition in the financial services industry, including from non-banks such as credit unions, Fintech companies and digital asset service providers; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short-term borrowings; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation ("FDIC") insurance limits; the effectiveness of our risk management framework; potential impairment to the goodwill the Company recorded in connection with our past acquisitions, including the acquisitions of Metro Phoenix Bank and HMN Financial, Inc. ("HMNF"); the extensive regulatory framework that applies to us; the ability of Alerus Financial, National Association (the "Bank") to pay dividends to us and our ability to pay dividends to our stockholders; new or revised accounting standards, as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission (the "SEC") or the Public Company Accounting Oversight Board; fluctuations in the values of the securities held in our securities portfolio, including as a result of changes in interest rates; governmental monetary, trade and fiscal policies; risks related to climate change and the negative impact it may have on our customers and their businesses; severe weather and natural disasters, and widespread disease or pandemics; acts of war, military conflicts, or terrorism, including the wars in Iran and Ukraine, ongoing conflicts in the Middle East, and international military conflicts, or adverse external events and changes in foreign relations that can increase levels of political and economic unpredictability, contribute to rising energy and commodity prices, affect global supply chains, increase the volatility of financial markets, and other matters beyond our control; the availability of future equity and debt issuances and other capital raising opportunities on favorable terms; any material weaknesses in our internal control over financial reporting; our success at managing and responding to the risks involved in the foregoing items; and any other risks described in the "Risk Factors" sections of the reports filed by Alerus Financial Corporation with the SEC.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent.

Miscellaneous

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information.

COMPANY PROFILE

Alerus is a Leading Commercial Wealth Bank and a National Retirement Plan Provider

Diversified Revenue(1)

Last Twelve Months Ended June 30, 2026

Net Interest Income:
$181.0 million
59.2% of revenue

Adjusted Noninterest Income(1):
$124.5 million
40.8% of revenue



Retirement & Benefits Revenue 22.4%
Net Interest Income 59.2%
Wealth Advisory Revenue 9.5%
Banking Fees & Other Revenue(1)(2) 8.9%

Retirement and Benefit Services

Retirement Services
- Plan administration
- Trust and custodial offerings
- Record keeping

Benefit Services
- Health savings accounts
- Flexible spending accounts
- COBRA

AUA / AUM(3):
$ in billions



5-Year CAGR: 5.2%
$36.7
$32.1
$36.7
$40.7
$44.9
$45.2
2021
2022
2023
2024
2025
2Q 2026

Banking Services

Business Services
- Commercial and small business offerings
- Treasury management services
- CRE and SBA Lending

Consumer Services
- Private banking
- Savings, money markets, CDs
- Mortgage services

Assets:
$ in billions



5-Year CAGR: 11.4%
$3.4
$3.8
$3.9
$5.3
$5.2
$5.3
2021
2022
2023
2024
2025
2Q 2026

Wealth Advisory Services

- **Financial Planning:** Retirement | Tax | Estate planning
- **Investment Management:** Managed investments | Brokerage
- **Trust and Fiduciary:** Estate administration | Corporate trusteeship

AUA / AUM:
$ in billions



5-Year CAGR: 4.7%
$4.0
$3.6
$4.0
$4.6
$4.9
$5.2
2021
2022
2023
2024
2025
2Q 2026

1. Excludes net losses on investment securities, net gains on sale of loans, and net losses on sale/disposal of fixed assets. See "Non-GAAP Disclosure Reconciliation."
2. Banking fees and other revenue consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
3. Data is approximate based on the data available at the time of release.

COMPANY FOOTPRINT AND SCALE

Banking

Loans: $4,034



4.1%
15.1%
25.5%
55.3%

Deposits: $4,192



22.6%
29.3%
6.0%
2.8%
39.3%

Wealth Advisory Services

AUA / AUM: $5,196



16.3%
4.4%
9.4%
69.9%

Retirement and Benefit Services

AUA / AUM[1]: $45,164



9.8%
14.1%
76.1%

Legend: North Dakota, Minnesota, Arizona, Wisconsin and Iowa, National, Synergistic[3]

($ in millions)

Market Distribution and Client Base[1]

- **55,900** Consumer clients[2]
- **17,700** Commercial clients[2]
- **11,900** Wealth clients
- **5,600** Employer-sponsored retirement plans
- **329,400** Employer-sponsored retirement participant accounts
- **132,300** Health and welfare benefit participant accounts

26 Full-Service Banking Offices

- **Grand Forks, ND:** 4 offices
- **Fargo, ND:** 2 offices
- **Twin Cities, MN:** 6 offices
- **Rochester, MN:** 3 offices
- **Southern MN, WI and IA:** 9 offices
- **Phoenix, AZ:** 2 offices

Retirement and Benefit Services

- Retirement plan service clients in all **50 states**



1. Client base data is approximate based on the data available at the time of release and rounded to the nearest hundred.
2. Includes applicable clients from our Banking, Wealth Advisory, and Retirement and Benefit segments.
3. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

Data as of 6/30/2026.

STRATEGIC GROWTH

To supplement our organic growth, we have executed 26 acquisitions throughout the history of our company including: 16 in Banking and 10 in Retirement and Benefit Services.



Rebranded to Alerus
Expanded to Arizona Market
Acquired Metro Phoenix Bank
1879
2007
2019
2024
2000
2009
2022
Began as the Bank of Grand Forks
Expanded to Minnesota Market
Completed Initial Public Offering (IPO)
Acquired HMN Financial, Inc.

Deposit Balances[1] (% by Year Client Account Opened)



2022-2026
34%
Pre-2017
40%
2017-2021
26%

Retirement and Benefit Services Acquisition Highlights

- **2003:** Acquired Pension Solutions, Inc.
  - Transformed Alerus into a national competitor, increasing scale and growth potential
- **2016:** Acquired Alliance Benefit Group North Central States, Inc.
  - Expanded service offerings with complementary health and welfare services and valuable HSA deposits
- **2020:** Acquired Retirement Planning Services, Inc.
  - Expanded into the Colorado market

1. Data as of 6/30/2026.

COMPANY PERFORMANCE

Return on Average Assets



1.66%
1.14%
0.82%(1)
0.39%
1.35%(1)
1.60%
1.31%
1.12%
2021
2022
2023
2024
2025
2Q 2026
ALRS
KRX Median (5-Yr Avg)(2)
KRX Top Quartile (5-Yr Avg)(2)

Return on Average Tangible Common Equity[3]



18.89%
15.09%
11.95%(1)
7.14%
19.50%(1)
19.33%
17.00%
14.52%
2021
2022
2023
2024
2025
2Q 2026
ALRS
KRX Median (5-Yr Avg)(2)
KRX Top Quartile (5-Yr Avg)(2)

Tangible Book Value Per Common Share[3]



$ per Share
$17.87
$14.37
$15.46
$14.44
$17.55
$18.73
2021
2022
2023
2024
2025
2Q 2026

Dividends Declared Per Common Share



$ per Share
Alerus has a decades-long history of consistently paying quarterly dividends.
IPO
$0.57
$0.60
$0.63
$0.70
$0.75
$0.79
$0.83
$0.22
2019
2020
2021
2022
2023
2024
2025
2Q 2026

1. Excludes net losses on investment securities (after-tax) of $19.5 million in 2023 and of $54.0 million in 2025. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Source S&P Capital IQ.
3. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

STRATEGIC INITIATIVES

Our Purpose is to Help Our Clients Achieve Theirs.

Organic Growth

- **New client** acquisition, retention, and **deepening** existing relationships
- **Diversified business model** brings value to clients through advice and specialty solutions
- Leveraging **growth synergies** unavailable to traditional banking organizations

Employer of Choice

- Recruiting and retaining **top talent** with deep industry expertise
- Fostering a purpose-driven culture that **attracts high performers**
- **Accelerating growth** in existing and new mid-market C&I banking markets and specialty niches **with talent and team lift-outs**

Strategic Acquisitions

- Proven **acquiror of choice:** complementary business models, culture, and growth opportunities
- Targeting **retirement and benefit** service providers, **wealth management** firms, and **banks**

Productivity and Efficiency

- **Secure, reliable** technology meeting evolving client expectations
- Integrating our full offerings through **fast-follower** technology strategy
- Streamlining operations and **automating workflows** to drive **scalable growth**



Organic Growth
Employer of Choice
One Alerus
Productivity and Efficiency
Strategic Acquisitions

Our Purpose Powers Our Culture. Our Core Values Put It into Action.

Passion for Excellence: Act with accountability and sense of urgency to best serve clients and achieve exceptional results

Success is Never Final: Embrace opportunities to adapt and grow with our industry and our clients

Do the Right Thing: Lead with integrity and provide valued advice and guidance

One Alerus: Work together to provide purpose-driven products and services for our clients

OFFICERS AND DIRECTORS

Executive Management



Katie O'Neill Lorenson
Director, President and
Chief Executive Officer
9 years with Alerus



Al Villalon
Executive Vice President and
Chief Financial Officer
4 years with Alerus



Karin Taylor
Executive Vice President and
Chief Operating Officer
8 years with Alerus



Jim Collins
Executive Vice President and
Chief Banking and Revenue Officer
4 years with Alerus



Forrest Wilson
Executive Vice President and
Chief Retirement Services Officer
2 years with Alerus



Missy Keney
Executive Vice President and
Chief Engagement Officer
21 years with Alerus

Board of Directors



Dan Coughlin
Since 2016
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



Randy Newman
Since 1988
Former President and CEO, Alerus



Galen Vetter
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



Janet Estep
Since 2021
Former President and CEO, Nacha;
Former EVP, US Bank Transaction Division;
Former VP, Pace Analytical Services



Mary Zimmer
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors;
Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.



John Uribe
Since 2023
Chief Financial Officer
Blue Cross and Blue Shield of Minnesota



Nikki Sorum
Since 2023
Former Head of Sales and Distribution, Thrivent;
Former SVP, Private Client Group, RBC Wealth Management
Former Partner, McKinsey & Company



Jeffrey Bolton
Since 2024
Former Chief Administrative Officer and Chief Financial Officer, Mayo Clinic


ALERUS

Second Quarter Highlights

Office in Minnetonka, Minnesota

2Q 2026 HIGHLIGHTS

Success is Never Final

Diversified Second Quarter Returns

- Adjusted pre-provision net revenue[1] increased 7.1% compared to the first quarter of 2026.
- Net interest margin (on a tax-equivalent basis)[1] increased 20 bps compared to the first quarter of 2026.
- Adjusted noninterest Income as a percentage of adjusted revenue[1] was 40.4% in the second quarter of 2026.

Strong Balance Sheet Positioning

- Synergistic deposits[2] made up 22.6% of total deposits at June 30, 2026 and increased 3.3% from June 30, 2025.
- Loan balances remained stable as new originations offset a reduction in non-performing loans.

Robust Capital and Reserve Levels

- Total reserves to loans ratio of 1.20%, a decrease of 5 bps from March 31, 2026.
- Tangible common equity to tangible assets[1] improved to 9.05% from 8.85% at March 31, 2026.

Value Creation

- Repurchased $6.8 million of the Company's outstanding common stock, reducing common shares outstanding by 250,000 shares at quarter-end.
- Increased quarterly dividends per share 4.8%, to $0.22, and returned $5.5 million to shareholders through dividends in the second quarter of 2026.

ROAA:
1.60%
1.58% Adjusted[1]

ROTCE[1]:
19.33%
19.04% Adjusted[1]

Loans:
$4.0 billion
NPLs to total loans -115 bps vs. 1Q 2026

Deposits:
$4.2 billion
Cost of total deposits Stable vs. 1Q 2026

CET1:
10.8%
Well above bank regulatory requirements

ACL to Total Loans:
1.20%
-5 bps vs. 1Q 2026

Diluted EPS:
$0.81
$0.80 Adjusted[1]

TBV Per Share[1]:
$18.73
+$0.58 vs. 1Q 2026

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

KEY RETURN METRICS

Adjusted Return on Average Assets[1]


1.41%
1.28%
1.62%
1.79%
1.58%
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026

Reported:	1.53%	1.27%	(2.50)%	1.79%	1.60%

Adjusted Return on Average Equity[1]


14.56%
12.86%
15.39%
16.53%
14.32%
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026

Reported:	15.82%	12.80%	(23.75)%	16.44%	14.56%

Adjusted Return on Average TCE[1]


21.02%
18.55%
21.05%
21.96%
19.04%
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026

Reported[1]:	22.65%	18.48%	(28.15)%	21.85%	19.33%

Adjusted Diluted EPS[1]


$0.72
$0.66
$0.85
$0.89
$0.80
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026

Reported:	$0.78	$0.65	$(1.27)	$0.89	$0.81

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

KEY INCOME STATEMENT ITEMS

Net Interest Income & Net interest Margin[(1)/(2)]


$ in thousands
$43,032
$43,136
$45,174
$44,912
$47,712
3.51%
3.50%
3.69%
3.77%
3.97%
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026
Net Interest Income
NIM(1)

Adjusted Noninterest Income[(1)] & as a % of Adjusted Revenue[(1)]


$ in thousands
Adjusted Noninterest Income (1)
as a Percent of Adjusted Revenue (1)
$29,732
$29,465
$31,899
$30,868
$32,292
40.9%
40.6%
41.4%
40.7%
40.4%
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026

	2Q 2025	3Q 2025	4Q 2025	1Q 2026	2Q 2026
Reported Noninterest Income:	$31,763	$29,430	$(36,949)	$30,847	$32,945

Adjusted PPNR[(1)] & as a % of Total Average Assets[(1)]


$ in thousands
$24,314
$22,121
$25,292
$25,521
$27,343
1.84%
1.66%
1.91%
1.98%
2.10%
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026
Adjusted PPNR(1)
as a % of Average Assets(1)

Adjusted Noninterest Expense[(1)] & Adjusted Efficiency Ratio[(1)]


$ in thousands
Adjusted Noninterest Expense (1)
Adjusted Efficiency Ratio(1)
$48,450
$50,480
$51,781
$50,259
$52,661
62.4%
65.2%
63.6%
63.2%
62.8%
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026

	2Q 2025	3Q 2025	4Q 2025	1Q 2026	2Q 2026
Reported Noninterest Expense:	$48,438	$50,541	$51,881	$50,392	$52,883
Reported Efficiency Ratio[(1)]:	60.7%	65.3%	557.5%	63.4%	62.5%

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Tax-equivalent net interest margin.

KEY BALANCE SHEET ITEMS

Loans & Quarterly Average Yield

$ in thousands



Total Loans
Quarterly Average Loan Yield
$4,044,656
$4,102,076
$4,048,022
$4,034,744
$4,034,244
6.31%
6.31%
6.35%
5.94%
6.24%
6/30/2025
9/30/2025
12/31/2025
3/31/2026
6/30/2026

Investment Securities & Quarterly Average Yield

$ in thousands



$806,671
$791,776
$770,424
$771,414
$777,323
2.69%
2.64%
2.45%
3.84%
3.86%
6/30/2025
9/30/2025
12/31/2025
3/31/2026
6/30/2026
Total Investment Securities
Quarterly Average Investment Yield

Deposits & Quarterly Average Cost

$ in thousands



Total Deposits
Quarterly Average Deposit Cost
$4,337,468
$4,412,653
$4,192,003
$4,347,882
$4,191,897
2.12%
2.20%
2.03%
1.82%
1.82%
6/30/2025
9/30/2025
12/31/2025
3/31/2026
6/30/2026

Loan to deposit ratio:	93.2%	93.0%	96.6%	92.8%	96.2%

Synergistic Deposits [1]

$ in thousands



$918,850
$937,788
$978,196
$973,286
$949,094
21.2%
21.3%
23.3%
22.4%
22.6%
6/30/2025
9/30/2025
12/31/2025
3/31/2026
6/30/2026
Synergistic Deposits(1)
as a % of Total Deposits

1. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.


ALERUS

Second Quarter Details

Office in Fargo, North Dakota

2Q 2026 RESULTS

Income Statement

($ in thousands, except per share data)	Quarterly 2Q 2025	1Q 2026	2Q 2026
Income Statement			
Net Interest Income	$ 43,032	$ 44,912	$ 47,712
Provision for Credit Losses	—	(4,883)	495
Net Interest Income After Provision for Credit Losses	43,032	49,795	47,217
Noninterest Income	31,763	30,847	32,945
Noninterest Expense	48,438	50,392	52,883
Income Before Income Tax Expense	26,357	30,250	27,279
Income Tax Expense	6,104	7,279	6,414
Net Income	$ 20,253	$ 22,971	$ 20,865
Adjusted Net Income (1)	*18,640*	*23,093*	*20,524*
Pre-Provision Net Revenue(1)	$ 26,357	$ 25,367	$ 27,774
Adjusted Pre-Provision Net Revenue (1)	*24,314*	*25,521*	*27,343*
Per Common Share Data			
Earnings Per Common Share - Diluted	$ 0.78	$ 0.89	$ 0.81
Adjusted Earnings Per Common Share - Diluted (1)	*0.72*	*0.89*	*0.80*
Diluted Average Common Shares Outstanding	25,714	25,679	25,395

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

2Q 2026 RESULTS

Balance Sheet, Capital, Credit Quality & Other

($ in thousands)	Quarterly 2Q 2025	1Q 2026	2Q 2026
Balance Sheet			
Total Assets	$ 5,323,822	$ 5,287,971	$ 5,288,718
Total Loans	4,044,656	4,034,744	4,034,244
Total Deposits	4,337,468	4,347,882	4,191,897
Tangible Common Equity[1]	409,059	457,662	468,087
Capital Ratios			
Common Equity Tier 1 Captial Ratio (%)	10.54 %	10.60 %	10.81 %
Tang. Cmn. Equity/Tang. Assets (%)[1]	7.87 %	8.85 %	9.05 %
Loans/Deposits (%)	93.25 %	92.80 %	96.24 %
Credit Quality Ratios			
NPLs/Loans (%)	1.27 %	1.34 %	0.19 %
NPAs/Assets (%)	0.98 %	1.02 %	0.32 %
Criticized Loans/Loans (%)	5.26 %	3.28 %	2.06 %
Allowance/NPLs (%)	115.15 %	93.73 %	641.31 %
Allowance/Loans (%)	1.47 %	1.25 %	1.20 %
NCOs/Average Loans (%)[1]	0.37 %	0.71 %	0.26 %
Other Data			
Retirement and Benefit Services AUA/AUM[2]	$ 42,451,544	$ 42,273,839	$ 45,163,767
Wealth Advisory Services AUA/AUM	4,613,102	4,792,609	5,195,511
Mortgage Originations	134,634	94,434	113,450

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Data is approximate based on the data available at the time of release.

EARNING ASSETS

June 30, 2026 Loan Portfolio[1]



Other consumer, 1.1%
Commercial and industrial, 18.8%
CRE - Owner occupied, 15.4%
CRE - Construction, land and development, 2.0%
CRE - Multifamily, 9.0%
CRE - Non-owner occupied, 22.1%
Agriculture, 2.7%
Residential real estate, 28.9%

2Q 2026 Loan Portfolio[1] Changes



$ in millions
$4,035
$247
$46
$4
$(1)
$(3)
$(62)
$(232)
$4,034
1Q26 Total
Originations
Advances
PAA[2]
Revolving LOCs, (Net)
Net Charge-offs
Amortized Payments / Other
Payoffs
2Q26 Total

Investment Portfolio



$ in thousands
AFS
HTM
Trading Securities
$806,671
67.1%
541,152
32.7%
263,833
0.2%
1,686
6/30/2025
$771,414
67.7%
522,101
32.1%
247,555
0.2%
1,758
3/31/2026
$777,323
68.7%
534,191
31.2%
242,631
0.1%
501
6/30/2026

Average Period Yield	2.69%	3.84%	3.86%
% of Earning Assets:	16.2%	15.6%	15.7%
AOCI:	$(59,847)	$(4,237)	$(4,979)

Quarterly Highlights

- Total loans decreased $0.5 million from March 31, 2026.
- The quarter-over-quarter decrease was driven by a $13.3 million decrease in consumer loans, partially offset by a $12.8 million increase in commercial loans.
- Total non-owner occupied and multifamily CRE loans to total Bank risk-based capital[3] was 239% as of June 30, 2026.
- The investment portfolio increased $5.9 million, or 0.8%, from March 31, 2026, as paydowns and maturities were replaced with the purchase of new investments.

1. Additional loan portfolio breakdown available in the Appendix.
2. Purchase accounting accretion ("PAA") from acquired loans.
3. Bank total risk-based capital was $526 million as of June 30, 2026.

DEPOSIT CHARACTERISTICS

June 30, 2026 Deposit Portfolio (by Category)


HSA deposits, 5.2%
Noninterest-bearing, 18.1%
Time deposits, 13.8%
Money market and savings, 34.0%
Interest-bearing demand, 28.9%

2Q 2026 Deposit Portfolio Changes


$ in millions
$4,348
$5
$2
$(21)
$(44)
$(98)
$4,192
1Q26 Total
Time deposits
HSA deposits
Interest-bearing demand
Money market and savings
Noninterest-bearing
2Q26 Total

June 30, 2026 Deposit Portfolio (by Client Segment)


Public 5.7%
Synergistic[1] 22.6%
Consumer 36.0%
Commercial 35.7%

Synergistic deposits[1] grew **3.3%** from June 30, 2025

Quarterly Highlights

- Total deposits decreased $156.0 million, or 3.6%, from March 31, 2026.
- The loan to deposits ratio was 96.2% as of June 30, 2026, an increase of 3.4% from March 31, 2026.
- The quarter-over-quarter decrease in total deposits was primarily driven by seasonal outflows of public depositor funds.

1. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

NET INTEREST INCOME

Yields and Rates

Net Interest Margin[1]



3.51%
3.77%
3.97%
2Q 2025
1Q 2026
2Q 2026

Earning Assets



2.69%
6.31%
5.71%
3.84%
5.94%
5.59%
3.86%
6.24%
5.85%
2Q 2025
1Q 2026
2Q 2026
Investment Securities Yield
Loan Yield
Total Earning Asset Yield

Cost of Funds



2.12%
2.61%
2.33%
1.82%
2.25%
1.97%
1.82%
2.24%
2.02%
2Q 2025
1Q 2026
2Q 2026
Cost of Total Deposits
Cost of Interest Bearing Deposits
Total Cost of Funds

NII and NIM[1] Walk

$ in thousands



$44,912
$2,842
$524
$32
$24
$(622)
$47,712
1Q 2026
Asset Rate & PAA
Accrual Days
Asset Volume/Mix
Liability Volume/Mix
Liability Rate
2Q 2026

NIM:[1]	**3.77%**	0.23%	0.00%	0.01%	0.01%	(0.05)%	**3.97%**

Quarterly Highlights

- Net interest income for the second quarter of 2026 was $47.7 million, a $2.8 million, or 6.2%, increase from the first quarter of 2026.
  - The increase was primarily due to a one-time $1.6 million interest income recovery on a nonaccrual loan resolution, higher purchase accounting accretion, and higher loan yields, partially offset by increased average rates paid on borrowings following a refinancing of subordinated debt in the first quarter and higher average short-term borrowing balances.
- Net interest margin (on a tax-equivalent basis)[1] increased 20 bps to 3.97%, from 3.77% for the first quarter of 2026.
  - The increase was mainly attributable to a one-time $1.6 million interest income recovery on a nonaccrual loan resolution, higher purchase accounting accretion, and higher loan yields, partially offset by the impact of the first quarter subordinated debt refinancing and higher borrowing balances.
  - Net interest margin (on a tax-equivalent basis)[1] was impacted by 31 bps of purchase accounting accretion in the second quarter of 2026.

1. Net Interest Margin (on a tax-equivalent basis). Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
Yields and rates have been annualized.

NONINTEREST INCOME

Adjusted Noninterest Income[(1)] Represents over **40%** of Adjusted Revenue[(1)]

Adjusted Noninterest Income[(1)]

$ in thousands



$29,732
$30,868
$32,292
Adjusted Banking Fees & Other (1)
Wealth Advisory Services
Retirement & Benefit Services
21.3% $6,345
24.8% $7,363
53.9% $16,024
20.2% $6,225
23.4% $7,237
56.4% $17,406
22.4% $7,240
23.9% $7,705
53.7% $17,347
2Q 2025
1Q 2026
2Q 2026

Reported:	$31,763	$30,847	$32,945

Adjusted Noninterest Income[(1)]: +4.6% Linked quarter
+8.6% Year-over-year

Quarterly Highlights

- Adjusted banking fees & other income[(1)] increased 16.3% from the first quarter of 2026, primarily driven by an increase in swap fee income and mutual fund investment gains related to the underlying assets of the deferred compensation plans, and partially offset by a decrease in mortgage banking revenue driven by lower gain on sale margins from product mix and increased competition.
- Retirement and Benefit Services revenue was stable compared to the first quarter of 2026 as a decrease in recurring annual income was mostly offset by an increase in transactional income.
- Wealth Advisory Services revenue increased 6.5% from the first quarter of 2026, driven by an increase in both asset-based fees tied to equity markets and transaction-based fees.

Year-Over-Year Highlights

- Adjusted banking fees & other income[(1)] increased 14.1% from the second quarter of 2025, primarily driven by an increase in swap fee income and mutual fund investment gains related to the underlying assets of the deferred compensation plans, and partially offset by a decrease in mortgage banking revenue driven by lower mortgage originations.
- Retirement and Benefit Services revenue increased 8.3% compared to the second quarter of 2025. The increase was primarily driven by recurring annual income.
- Wealth Advisory Services revenue increased 4.6% from the second quarter of 2025 driven by asset-based fees tied to equity markets.

1. Excludes net losses on investment securities, net gains on sale of loans, and net gains/losses on sale/disposal of fixed assets. See "Non-GAAP Disclosure Reconciliation."

BANKING SERVICES

Divisional[1] Income Statement

($ in thousands)	2Q 2025	1Q 2026	2Q 2026
		Quarterly	
Net interest income	$ 43,032	$ 44,912	$ 47,712
Provision for credit losses	-	(4,883)	495
Noninterest income[2]	8,376	6,204	7,893
Total revenue	51,408	55,999	55,110
Noninterest expense[3]	27,448	27,381	28,257
Net income before taxes:	**$ 23,960**	**$ 28,618**	**$ 26,853**

Noninterest Income[2]/[3] Breakdown



$ in thousands
One-time Items(4)
Other
Debit Card Interchange
Service Charges
Mortgage
$8,376
$2,031
$1,073
$941
$680
$3,651
$6,204
$961
$796
$933
$3,535
$(21)
$7,893
$653
$2,133
$806
$1,106
$3,195
2Q 2025
1Q 2026
2Q 2026

Mortgage Origination Highlights



$ in millions
Portfolio
Sale
$135
$24
$111
$94
$8
$86
$113
$10
$103
2Q 2025
1Q 2026
2Q 2026

	2Q 2025	1Q 2026	2Q 2026
Purchase:	91.4%	65.3%	86.3%
Refinance:	8.6%	34.7%	13.7%

Quarterly Highlights

- Banking services noninterest income increased $1.7 million, or 27.2%, from the first quarter of 2026.
- Other income for the second quarter of 2026 increased $1.2 million, or 122.0%, from the first quarter of 2026, primarily driven by higher swap fee income and mutual fund investment gains related to the underlying assets of the deferred compensation plans.
- Mortgage revenue for the second quarter of 2026 decreased $0.3 million, or 9.6%, from the first quarter of 2026. The decrease was primarily driven by lower gain on sale margins from product mix and increased competition.

1. Includes corporate administration income.
2. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
3. Excludes non-personnel HMNF acquisition-related expenses.
4. One-time items include net gains/(losses) on the sale/disposal of premises and equipment of $653 in 2Q 2026 of $(21) in 1Q 2026 and of $(84) in 2Q 2025, and net gains on sale of loans of $2.1 million in 2Q 2025.

RETIREMENT AND BENEFIT SERVICES

Divisional[1] Income Statement

($ in thousands)	Quarterly 2Q 2025	1Q 2026	2Q 2026
Recurring annual income	$ 13,990	$ 15,560	$ 15,135
Transactional income	2,034	1,846	2,212
Total noninterest income	16,024	17,406	17,347
Noninterest expense	13,166	14,613	15,077
Net income before taxes:	**$ 2,858**	**$ 2,793**	**$ 2,270**

AUA / AUM [2] and Participant Accounts [2]



$ in millions
AUA/AUM
Retirement Participant Accounts
H&W Benefit Participant Accounts[3]
$32,123
$36,682
$40,729
$44,925
$45,164
384,800
397,000
411,600
406,700
329,400
133,000
134,700
144,700
145,900
132,300
2022
2023
2024
2025
2Q 2026

Number of Retirement Plans[2]:	8,100	8,300	8,600	8,800	5,600

Synergistic Deposits[4]



$ in thousands
$529,584
$598,160
$683,149
$725,618
$709,040
$167,796
$188,349
$211,988
$226,168
$213,447
$166,171
$176,729
$190,270
$203,404
$219,466
$195,617
$233,082
$280,891
$296,046
$276,127
2022
2023
2024
2025
2Q 2026
Money Market
HSA
Other

Quarterly Highlights

- Retirement and Benefit Services revenue was stable compared to the first quarter of 2026 as a decrease in recurring annual income was mostly offset by an increase in transactional income.
- AUA / AUM increased 6.8% from March 31, 2026, primarily driven by market gains in the second quarter of 2026.
- 63% of Retirement and Benefit Services revenue is tied to plans, participants, and activity. 37% of revenue is market sensitive.
- 54% of Retirement and Benefit Services synergistic deposits[4] are indexed.
- HSA synergistic deposits[4] increased 0.7% from March 31, 2026, and had an average cost of funds of 10 bps for the second quarter of 2026.

1. Excludes funds transfer pricing credit on synergistic deposits.
2. Data is approximate based on the data available at the time of release and rounded to the nearest hundred.
3. Refers to health and welfare benefit participant accounts.
4. Synergistic deposits include deposits sourced from the Retirement and Benefit Services segment.

WEALTH ADVISORY SERVICES

Divisional[1] Income Statement

($ in thousands)	Quarterly 2Q 2025	Quarterly 1Q 2026	Quarterly 2Q 2026
Asset management	$ 6,314	$ 6,454	$ 6,831
Brokerage	417	394	410
Insurance and other	632	389	464
Total noninterest income	7,363	7,237	7,705
Noninterest expense	5,132	5,733	6,374
Net income before taxes:	**$ 2,231**	**$ 1,504**	**$ 1,331**

AUA / AUM

$ in millions



$3,583
$4,019
$4,579
$4,851
$5,196
2022
2023
2024
2025
2Q 2026

Synergistic Deposits[2]

$ in thousands



$161,973
$253,384
$290,411
$252,578
$240,054
2022
2023
2024
2025
2Q 2026

Quarterly Highlights

- Wealth Advisory Services revenue increased 6.5% from the first quarter of 2026, driven by an increase in both asset-based fees tied to equity markets and transaction-based fees.
- AUA / AUM increased 8.4% from March 31, 2026, primarily driven by market gains in the second quarter of 2026.
- Wealth Advisory Services synergistic deposits[2] increased 4.0% in the second quarter of 2026 compared to March 31, 2026.
- 98% of Wealth Advisory Services synergistic deposits[2] are indexed.

1. Excludes funds transfer pricing credit on synergistic deposits.
2. Synergistic deposits include deposits sourced from the Wealth Advisory Services segment.

NONINTEREST EXPENSE

Adjusted Noninterest Expense[1]



$ in thousands
Other[2]
Professional Fees and Assessments
Business Services, Software and Technology
Occupancy and Equipment
Compensation and Benefits
$48,450
$6,696
$2,328
$5,868
$2,559
$30,999
$50,259
$6,599
$3,834
$5,839
$3,427
$30,560
$52,661
$7,259
$3,775
$5,440
$3,493
$32,694
2Q 2025
1Q 2026
2Q 2026

Reported:	$48,438	$50,392	$52,883

Adjusted Noninterest Expense[1]:	+4.8% Linked quarter +8.7% Year-over-year

Quarterly Highlights

- Compensation and benefits expenses, increased from the first quarter of 2026 primarily due to annual merit increases, talent additions to the Arizona commercial banking team, and increases in deferred compensation plan liabilities driven by mutual fund investment gains related to the underlying assets of the plans.
- Other expense increased from the first quarter of 2026, due to an increase in other real estate owned balances and related holding costs, as well as increased corporate insurance costs.
- Business services, software and technology expense decreased from the first quarter of 2026, primarily due to a decrease in core processing expenses, as well as a decrease in IT hardware expenses.

Year-Over-Year Highlights

- Compensation and benefits expenses, increased from the second quarter of 2025 primarily due to annual merit increases, as well as increases in deferred compensation plan liabilities driven by mutual fund investment gains related to the underlying assets of the plans.
- Other expense increased from the second quarter of 2025 due to an increase in other real estate owned balances and related holding costs, as well as increased corporate insurance costs.
- Professional fees and assessments increased from the second quarter of 2025 primarily due to the reclassification of consulting services and other third-party vendor expenses from business services, software, and technology expense to professional fees and assessments, as well as an increase in legal fees.

1. Excludes HMNF acquisition-related expenses and severance and signing bonus expenses. See "Total adjusted noninterest expense items" in the "Non-GAAP Disclosure Reconciliation."
2. Consists of intangible amortization, marketing and business development, supplies and postage, travel, mortgage and lending, and other noninterest expense.

ASSET QUALITY AND RESERVE LEVELS

NPAs / Assets %



0.10%
0.22%
1.20%
1.33%
0.32%
2022
2023
2024
2025
2Q 2026

	2022	2023	2024	2025	2Q 2026
NCO/ Avg Loans[1]	0.02%	(0.04)%	0.13%	0.05%	0.26%

Reserves / Loans & Reserves / NPLs (%)



Reserves/Loans
Reserves/NPLs
1.27%
1.30%
1.50%
1.53%
1.20%
821%
410%
95%
90%
641%

$ in thousands	2022	2023	2024	2025	2Q 2026
Nonaccrual loans	$3,794	$8,596	$54,433	$69,065	$7,105
Accruing loans 90+ days past due	-	139	8,453	-	436
Total NPLs	$3,794	$8,735	$62,886	$69,065	$7,541

Criticized Loans

$ in thousands



$35,285
$61,563
$198,281
$149,162
$83,090
1.44%
2.23%
4.97%
3.68%
2.06%
2022
2023
2024
2025
2Q 2026
Criticized Loans
Criticized Loans to Total Loans

Highlights

- Net charge-offs of $2.6 million in the second quarter of 2026 resulted in net charge-offs to average loans[1] of 26 bps.
- The quarter-over-quarter decrease in net charge-offs was primarily due to charge-offs of $6.4 million in the first quarter of 2026 related to one non-accruing long-term commercial and industrial client relationship. Of the $2.6 million of net-charge offs recognized in the second quarter of 2026, $1.4 million was attributable to this same relationship.
- Reserves to total loans ratio was 1.20% on June 30, 2026, a decrease of 5 bps from March 31, 2026.
- Total nonperforming assets were $17.1 million as of June 30, 2026, a decrease of $36.9 million from March 31, 2026.
- Recorded a provision for credit losses of $0.5 million for the second quarter of 2026.

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

CAPITAL AND SOURCES OF LIQUIDITY

Capital Ratios

CET1



13.4%
11.8%
9.9%
10.3%
10.8%
4.5%
2022
2023
2024
2025
2Q 2026

Total Risk Based Capital



16.5%
14.8%
12.5%
12.9%
13.3%
8%
2022
2023
2024
2025
2Q 2026

Tier 1 Capital & Tier 1 Leverage



11.3%
13.7%
10.6%
12.1%
8.7%
10.1%
8.9%
10.5%
9.5%
11.0%
6%
4%
Tier 1 Capital
Leverage
2022
2023
2024
2025
2Q 2026
Tier 1 Leverage
Tier 1 Capital

Regulatory Capital Minimum to be considered adequately capitalized.

Tangible Book Value[1] & Book Value



$ per share
$14.37
$17.85
$15.46
$18.71
$14.44
$19.55
$17.55
$22.24
$18.73
$23.34
2022
2023
2024
2025
2Q 2026
TBV per Share
BV per Share

Liquidity

$ in thousands

Total assets	$	5,288,718
Cash and cash equivalents		109,012
Unencumbered securities AFS		255,865
Overcollateralized securities pledging positions - AFS		26,652
Total On Balance Sheet Liquidity[2]		**391,529**
FHLB borrowing capacity		958,420
FRB Discount Window Capacity		54,655
Fed funds lines		125,000
Brokered CD capacity[3]		1,049,342
Total Off Balance Sheet Liquidity		**2,187,417**
Total Liquidity as of June 30, 2026	**$**	**2,578,946**
Total Liquidity (Ex-brokered CD Capacity)	***$***	***1,529,604***

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Excludes unencumbered HTM securities with a market value of $167.0 million.
3. The Company had $8.4 million of brokered deposits as of June 30, 2026.

OUTLOOK

Full Year

	Comparison		FY 2026 Guidance[1]
Loans *End of period*	$4.0b *12/31/2025*	»	Up mid-single digits
Deposits *End of period*	$4.2b *12/31/2025*	»	Up low-single digits
NIM[2]/[3]	3.53% *2025*	»	3.70-3.80%
Adjusted Noninterest Income[3]	$119m *2025*	»	Up mid-single digits
Adjusted Revenue[3]	$291m *2025*	»	Up mid-single digits
Adjusted Noninterest Expense[3]	$200m *2025*	»	Up low-to-mid single digits
Adjusted ROA[3]	1.35% *2025*	»	>1.25%

1. The guidance, as shown, uses the assumption that the Federal funds rate remains static as of 6/30/2026 through 12/31/2026.
2. Tax-equivalent net interest margin.
3. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

KEY TAKEAWAYS

We Continued to Deliver Top-Tier Returns in the Second Quarter

EARNINGS	*Our robust business model continues to deliver diversified earnings.*
BALANCE SHEET	*Our focus on relationship-driven growth continues to drive a strong core banking franchise.*
ASSET & CAPITAL STRENGTH	*Credit discipline and our commitment to proactive risk management provides us with a healthy foundation to grow.*
VALUE CREATION	*We remain committed to continued execution to deliver top-tier performance.*


ALERUS

Appendix

Office in Grand Forks, North Dakota

DIVISIONAL INCOME STATEMENT

($ dollars in thousands)

Quarter ended June 30, 2026	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 48,753	$ -	$ -	$ (1,041)	$ 47,712
Provision for loan losses	495	-	-	-	495
Noninterest income (loss)[1]	7,039	17,347	7,705	854	32,945
Noninterest expense	28,257	15,077	6,374	3,175	52,883
Net income (loss) before taxes	**$ 27,040**	**$ 2,270**	**$ 1,331**	**$ (3,362)**	**$ 27,279**

Quarter ended March 31, 2026	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 45,545	$ -	$ -	$ (633)	$ 44,912
Provision for loan losses	(4,883)	-	-	-	(4,883)
Noninterest income (loss)[1]	6,348	17,406	7,237	(144)	30,847
Noninterest expense	27,381	14,613	5,733	2,665	50,392
Net income (loss) before taxes	**$ 29,395**	**$ 2,793**	**$ 1,504**	**$ (3,442)**	**$ 30,250**

Quarter ended June 30, 2025	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 43,684	$ -	$ -	$ (652)	$ 43,032
Provision for loan losses	-	-	-	-	-
Noninterest income (loss)[1]	8,438	16,024	7,363	(62)	31,763
Noninterest expense	27,448	13,166	5,132	2,692	48,438
Net income (loss) before taxes	**$ 24,674**	**$ 2,858**	**$ 2,231**	**$ (3,406)**	**$ 26,357**

1. Banking noninterest income (loss) consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

LOAN PORTFOLIO BREAKDOWN

($ in thousands)	December 31, 2025 Balance	December 31, 2025 Percent of Portfolio	March 31, 2026 Balance	March 31, 2026 Percent of Portfolio	June 30, 2026 Balance	June 30, 2026 Percent of Portfolio
Commercial and business lending:						
General business	$ 290,008	7.2%	$ 356,240	8.8%	$ 376,716	9.3%
Services	237,966	5.9%	215,487	5.3%	200,109	5.0%
Retail trade	101,374	2.5%	66,439	1.6%	72,351	1.8%
Manufacturing	107,485	2.7%	109,281	2.7%	110,783	2.7%
CRE - Owner Occupied	427,260	10.6%	444,276	11.0%	622,241	15.4%
Total commercial and busines lending	**1,164,093**	**28.9%**	**1,191,723**	**29.4%**	**1,382,200**	**34.2%**
Investor commercial real estate:						
Construction, land and development	246,238	6.1%	146,897	3.6%	79,850	2.0%
Multifamily	383,505	9.5%	392,097	9.7%	361,875	9.0%
Non-owner occupied						
Office	142,095	3.5%	139,175	3.4%	127,943	3.2%
Industrial	193,041	4.8%	199,122	4.9%	199,353	4.9%
Retail	116,735	2.9%	127,003	3.1%	108,160	2.7%
Hotel	110,022	2.7%	109,363	2.7%	83,440	2.1%
Medical Office	174,891	4.3%	208,375	5.2%	193,737	4.8%
Medical or nursing facility	85,918	2.1%	137,800	3.4%	105,371	2.6%
Other commercial real estate	53,160	1.3%	55,501	1.5%	75,363	1.9%
Total non-owner occupied	875,862	21.6%	976,339	24.2%	893,367	22.2%
Total investor commercial real estate	**1,505,605**	**37.2%**	**1,515,333**	**37.5%**	**1,335,092**	**33.2%**
Agricultural:						
Land	64,799	1.6%	54,028	1.3%	54,202	1.3%
Production	62,500	1.5%	50,983	1.3%	53,367	1.3%
Total agricultural	**127,299**	**3.1%**	**105,011**	**2.6%**	**107,569**	**2.6%**
Consumer						
Residential real estate first lien	874,737	21.6%	851,551	21.1%	828,936	20.5%
Residential real estate construction	33,703	0.8%	32,872	0.9%	31,202	0.8%
Residential real estate HELOC	260,883	6.4%	262,131	6.5%	273,124	6.8%
Residential real estate junior lien	36,844	0.9%	35,783	0.9%	31,941	0.8%
Other Consumer	44,858	1.1%	40,340	1.1%	44,180	1.1%
Total consumer	**1,251,025**	**30.8%**	**1,222,677**	**30.5%**	**1,209,383**	**30.0%**
Total loans	**$ 4,048,022**	**100.0%**	**$ 4,034,744**	**100.0%**	**$ 4,034,244**	**100.0%**

LINE OF CREDIT UTILIZATION


C&I
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$ in thousands
2022
2023
2024
2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026
60%
50%
40%
30%
20%
10%
0%
Funded
Unfunded
Funded %


Home Equity Lines of Credit
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$ in thousands
2022
2023
2024
2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026
60%
50%
40%
30%
20%
10%
0%
Funded
Unfunded
Funded %

Commercial and industrial loans includes revolving C&I loans and other loans. It excludes non-revolving C&I loans, and ag production.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Changes in the ACL for Loans by Portfolio Segment

	Three months ended June 30, 2026				
($ in thousands)	Beginning Balance	Provision for (Recovery of) Credit Losses[1]	Loan Charge-offs	Loan Recoveries	Ending Balance
Commercial					
Commercial and business lending					
Commercial and industrial	$ 11,628	$ 162	$ (2,188)	$ 875	$ 10,477
CRE - Owner occupied	3,604	2,272	—	11	5,887
Total commercial and business lending	15,232	2,434	(2,188)	886	16,364
Investor commercial real estate					
Construction, land and development	6,741	(3,763)	—	—	2,978
Multifamily	3,699	720	(500)	—	3,919
Non-owner occupied	10,929	(349)	—	—	10,580
Total investor commercial real estate	21,369	(3,392)	(500)	—	17,477
Agricultural					
Land	852	31	—	—	883
Production	518	100	(50)	—	568
Total Agriculture	1,370	131	(50)	—	1,451
Total commercial	**37,971**	**(827)**	**(2,738)**	**886**	**35,292**
Consumer					
Residential real estate					
First lien	9,122	244	—	—	9,366
Construction	297	69	—	—	366
HELOC	2,130	202	—	—	2,332
Junior lien	407	708	(719)	1	397
Total residential real estate	11,956	1,223	(719)	1	12,461
Other consumer	578	35	(33)	28	608
Total Consumer	**12,534**	**1,258**	**(752)**	**29**	**13,069**
Total	**$ 50,505**	**$ 431**	**$ (3,490)**	**$ 915**	**$ 48,361**

1. The difference in the credit loss expense reported herein compared to the consolidated statements of income is associated with the credit loss expense of $67 thousand related to off-balance sheet credit exposure and $(3) thousand related to held-to-maturity investment securities.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Allocation by Loan Portfolio Segment

	December 31, 2025		June 30, 2026	
($ in thousands)	Allocated Allowance	Percentage of segment allowance to segment loans	Allocated Allowance	Percentage of segment allowance to segment loans
Commercial and industrial	$ 16,216	2.20%	$ 10,477	1.38%
CRE - Owner occupied	3,097	0.72%	5,887	0.95%
CRE - Construction, land and development	13,210	5.36%	2,978	3.73%
CRE - Multifamily	4,380	1.14%	3,919	1.08%
CRE - Non-owner occupied	11,006	1.26%	10,580	1.18%
Agricultural - Land	959	1.48%	883	1.63%
Agricultural - Production	623	1.00%	568	1.06%
Residential real estate first lien	9,358	1.07%	9,366	1.13%
Residential real estate construction	274	0.81%	366	1.17%
Residential real estate HELOC	1,787	0.68%	2,332	0.85%
Residential real estate junior lien	395	1.07%	397	1.24%
Other Consumer	610	1.36%	608	1.38%
Total loans	**$ 61,915**	**1.53%**	**$ 48,361**	**1.20%**

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Quarterly 2Q 2025	3Q 2025	4Q 2025	1Q 2026	2Q 2026
Total Assets	$ 5,323,822	$ 5,330,572	$ 5,230,084	$ 5,287,971	$ 5,288,718
Total Loans	4,044,656	4,102,076	4,048,022	4,034,744	4,034,244
Total Deposits	4,337,468	4,412,653	4,192,003	4,347,882	4,191,897
Tangible Common Equity[1]	409,059	429,300	445,929	457,662	468,087
Retirement and Benefit Services AUA/AUM[2]	$ 42,451,544	$ 44,005,277	$ 44,925,311	$ 42,273,839	$ 45,163,767
Wealth Advisory Services AUA/AUM	4,613,102	4,812,250	4,850,600	4,792,609	5,195,511
Mortgage Originations	134,634	142,768	136,780	94,434	113,450
Net Income (Loss)	$ 20,253	$ 16,924	$ (33,050)	$ 22,971	$ 20,865
ROAA (%)	1.53	1.27	(2.50)	1.79	1.60
ROATCE(%)[1]	22.65	18.48	(28.15)	21.85	19.33
Net Interest Margin (FTE) (%)[1]	3.51	3.50	3.69	3.77	3.97
Efficiency Ratio (FTE) (%)[1]	60.66	65.34	557.48	63.39	62.53
Non-Int. Income (Loss)/Op. Rev. (%)	42.47	40.56	(449.23)	40.72	40.85
Earnings (loss) per common share - diluted	$ 0.78	$ 0.65	$ (1.27)	$ 0.89	$ 0.81
Common Equity Tier 1 Captial Ratio (%)	10.54	10.84	10.28	10.60	10.81
Tang. Cmn. Equity/Tang. Assets (%)[1]	7.87	8.24	8.72	8.85	9.05
Loans/Deposits (%)	93.25	92.96	96.57	92.80	96.24
NPLs/Loans (%)	1.27	1.45	1.71	1.34	0.19
NPAs/Assets (%)	0.98	1.13	1.33	1.02	0.32
Criticized Loans/Loans (%)	5.26	4.66	3.68	3.28	2.06
Allowance/NPLs (%)	115.15	104.16	89.65	93.73	641.31
Allowance/Loans (%)	1.47	1.51	1.53	1.25	1.20
NCOs/Average Loans (%)[1]	0.37	(0.17)	(0.03)	0.71	0.26

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Data is approximate based on the data available at the time of release.

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Annual 2021	2022	2023	2024	2025	21 - '25 CAGR
Total Assets	$ 3,392,691	$ 3,779,637	$ 3,907,713	$ 5,261,673	$ 5,230,084	11.4%
Total Loans	1,758,020	2,443,994	2,759,583	3,992,534	4,048,022	23.2%
Total Deposits	2,920,551	2,915,484	3,095,611	4,378,410	4,192,003	9.5%
Tangible Common Equity[1]	307,663	287,330	305,186	365,894	445,929	9.7%
Retirement and Benefit Services AUA/AUM[2]	$ 36,732,938	$ 32,122,520	$ 36,682,425	$ 40,728,699	$ 44,925,311	5.2%
Wealth Advisory Services AUA/AUM	4,039,931	3,582,648	4,018,846	4,579,189	4,850,600	4.7%
Mortgage Originations	1,836,064	812,314	364,114	334,318	484,775	
Net Income (Loss)	$ 52,681	$ 40,005	$ 11,696	$ 17,780	$ 17,439	
ROAA (%)	1.66	1.14	0.31	0.39	0.33	
ROATCE(%)[1]	18.89	15.09	5.37	7.14	6.29	
Net Interest Margin (FTE) (%)[1]	2.90	3.04	2.46	2.56	3.53	
Efficiency Ratio (FTE) (%)[1]	70.02	72.86	85.85	77.92	84.10	
Non-Int. Income (Loss)/Op. Rev. (%)	62.86	52.72	47.74	51.78	23.12	
Earnings (loss) per common share - diluted	$ 2.97	$ 2.10	$ 0.58	$ 0.83	$ 0.68	
Common Equity Tier 1 Captial Ratio (%)	14.65	13.39	11.82	9.91	10.28	
Tang. Cmn. Equity/Tang. Assets (%)[1]	9.21	7.74	7.94	7.13	8.72	
Loans/Deposits (%)	60.19	83.83	89.15	91.19	96.57	
NPLs/Loans (%)	0.12	0.16	0.32	1.58	1.71	
NPAs/Assets (%)	0.09	0.10	0.22	1.20	1.33	
Criticized Loans/Loans (%)	1.21	1.44	2.23	4.97	3.68	
Allowance/NPLs (%)	1,437.05	820.93	410.34	95.30	89.65	
Allowance/Loans (%)	1.80	1.27	1.30	1.50	1.53	
NCOs/Average Loans (%)[1]	(0.04)	0.02	(0.04)	0.13	0.05	

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Data is approximate based on the data available at the time of release.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Quarterly 2Q 2025	3Q 2025	4Q 2025	1Q 2026	2Q 2026
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 533,155	$ 550,687	$ 564,934	$ 574,693	$ 583,143
Less: Goodwill	85,634	85,634	85,634	85,634	85,634
Less: Other intangible assets	38,462	35,753	33,371	31,397	29,422
Tangible common equity (a)	409,059	429,300	445,929	457,662	468,087
Total assets	5,323,822	5,330,572	5,230,084	5,287,971	5,288,718
Less: Goodwill	85,634	85,634	85,634	85,634	85,634
Less: Other intangible assets	38,462	35,753	33,371	31,397	29,422
Tangible assets (b)	5,199,726	5,209,185	5,111,079	5,170,940	5,173,662
Tangible common equity to tangible assets (a)/(b)	7.87%	8.24%	8.72%	8.85%	9.05%
Tangible book value per common share					
Tangible common equity (a)	409,059	429,300	445,929	457,662	468,087
Common shares issued and outstanding (c)	25,389	25,397	25,406	25,214	24,986
Tangible book value per common share (a)/(c)	$ 16.11	$ 16.90	$ 17.55	$ 18.15	$ 18.73
Return on average tangible common equity					
Net income (loss)	$ 20,253	$ 16,924	$ (33,050)	$ 22,971	$ 20,865
Add: Intangible amortization expense (net of tax)[1]	2,141	2,141	1,882	1,559	1,559
Net income (loss), excluding intangible amortization (d)	22,394	19,065	(31,168)	24,530	22,424
Average total equity	513,606	524,459	552,106	566,563	574,862
Less: Average goodwill	85,634	85,634	85,634	85,634	85,634
Less: Average other intangible assets (net of tax)[1]	31,436	29,540	27,270	25,664	24,003
Average tangible common equity (e)	396,536	409,285	439,202	455,265	465,225
Return on average tangible common equity (d)/(e)	22.65%	18.48%	(28.15)%	21.85%	19.33%
Efficiency ratio					
Noninterest expense	$ 48,438	$ 50,541	$ 51,881	$ 50,392	$ 52,883
Less: Intangible amortization expense	2,710	2,710	2,382	1,974	1,974
Noninterest expense excluding intangible amortization (f)	45,728	47,831	49,499	48,418	50,909
Net interest income	43,032	43,136	45,174	44,912	47,712
Noninterest income (loss)	31,763	29,430	(36,949)	30,847	32,945
Tax-equivalent adjustment for loans and securities	592	638	654	619	755
Total tax-equivalent revenue (g)	75,387	73,204	8,879	76,378	81,412
Efficiency ratio (f)/(g)	60.66%	65.34%	557.48%	63.39%	62.53%
Pre-provision net revenue					
Net interest income	$ 43,032	$ 43,136	$ 45,174	$ 44,912	$ 47,712
Add: Noninterest income (loss)	31,763	29,430	(36,949)	30,847	32,945
Less: Noninterest expense	48,438	50,541	51,881	50,392	52,883
Pre-provision net revenue (loss)	26,357	22,025	(43,656)	25,367	27,774

1. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Quarterly					Twelve Months Ended
	2Q 2025	3Q 2025	4Q 2025	1Q 2026	2Q 2026	June 30, 2026
Adjusted noninterest income						
Noninterest income (loss)	$ 31,763	$ 29,430	$ (36,949)	$ 30,847	$ 32,945	$ 56,273
Less: Adjusted noninterest income (loss) items						
Net gains (losses) on investment securities	—	—	(68,403)	—	—	(68,403)
Net gains (losses) on sale of loans	2,115	(35)	—	—	—	(35)
Net gains (losses) on sale/disposal of premises and equipment	(84)	—	(445)	(21)	653	187
Total adjusted noninterest income (loss) items (a)	2,031	(35)	(68,848)	(21)	653	(68,251)
Adjusted noninterest income (b)	29,732	29,465	31,899	30,868	32,292	124,524
Adjusted Noninterest income as a percentage of adjusted revenue						
Adjusted noninterest income (b)	$ 29,732	$ 29,465	$ 31,899	$ 30,868	$ 32,292	$ 124,524
Net interest income (c)	43,032	43,136	45,174	44,912	47,712	180,934
Adjusted revenue (b) + (c) = (d)	72,764	72,601	77,073	75,780	80,004	305,458
Adjusted noninterest income as a percentage of adjusted revenue (b)/(d)	40.86%	40.58%	41.39%	40.73%	40.36%	40.77%
Adjusted banking fees and other income[1]						
Banking fees and other income (loss)[1]	$ 8,376	$ 6,374	$ (61,647)	$ 6,204	$ 7,893	$ (41,176)
Less: Net gains (losses) on investment securities	—	—	(68,403)	—	—	(68,403)
Less: Net gains (losses) on sale of loans	2,115	(35)	—	—	—	(35)
Less: Net gains (losses) on sale/disposal of premises and equipment	(84)	—	(445)	(21)	653	187
Adjusted banking fees and other income[1] (e)	6,345	6,409	7,201	6,225	7,240	27,075
Adjusted revenue (d)	$ 72,764	$ 72,601	$ 77,073	$ 75,780	$ 80,004	305,458
Adjusted banking fees and other income as a percentage of adjusted revenue (e)/(d)	8.72%	8.83%	9.34%	8.21%	9.05%	8.86%
Adjusted noninterest expense						
Noninterest expense	$ 48,438	$ 50,541	$ 51,881	$ 50,392	$ 52,883	
Less: Adjusted noninterest expense items						
HMNF merger- and acquisition-related expenses	11	(43)	(112)	(34)	6	
Severance and signing bonus expense[2]	(23)	104	212	167	216	
Total adjusted noninterest expense items (f)	(12)	61	100	133	222	
Adjusted noninterest expense (g)	48,450	50,480	51,781	50,259	52,661	
Adjusted pre-provision net revenue						
Net interest income	$ 43,032	$ 43,136	$ 45,174	$ 44,912	$ 47,712	
Add: Adjusted noninterest income (b)	29,732	29,465	31,899	30,868	32,292	
Less: Adjusted noninterest expense (g)	48,450	50,480	51,781	50,259	52,661	
Adjusted pre-provision net revenue (h)	24,314	22,121	25,292	25,521	27,343	
Adjusted Efficiency ratio						
Adjusted noninterest expense (g)	$ 48,450	$ 50,480	$ 51,781	$ 50,259	$ 52,661	
Less: Intangible amortization expense	2,710	2,710	2,382	1,974	1,974	
Adjusted noninterest expense for efficiency ratio (i)	45,740	47,770	49,399	48,285	50,687	
Tax-equivalent revenue						
Net interest income	43,032	43,136	45,174	44,912	47,712	
Add: Adjusted noninterest income (b)	29,732	29,465	31,899	30,868	32,292	
Add: Tax-equivalent adjustment for loans and securities	592	638	654	619	755	
Total tax-equivalent revenue (j)	73,356	73,239	77,727	76,399	80,759	
Adjusted efficiency ratio (i)/(j)	62.35%	65.22%	63.55%	63.20%	62.76%	

1. Banking fees and other revenue consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
2. Includes HMNF acquisition-related personnel expenses.

NON-GAAP DISCLOSURE RECONCILIATION

Lettered items are continued from the prior slide *($ in thousands, except for per share data and where otherwise noted)*	Quarterly 2Q 2025	3Q 2025	4Q 2025	1Q 2026	2Q 2026
Adjusted net income					
Net income (loss)	$ 20,253	$ 16,924	$ (33,050)	$ 22,971	$ 20,865
Less: Adjusted noninterest income (loss) items (net of tax)[1] (a)	1,604	(28)	(54,390)	(17)	516
Add: Adjusted noninterest expense items (net of tax)[1] (f)	(9)	48	79	105	175
Adjusted net income (k)	18,640	17,000	21,419	23,093	20,524
Adjusted return on average assets					
Average total assets (l)	5,302,728	5,273,306	5,252,046	5,218,515	5,226,319
Adjusted return on average total assets (k)/(l)	1.41%	1.28%	1.62%	1.79%	1.58%
Adjusted return on average total equity					
Average total equity (m)	513,606	524,459	552,106	566,563	574,862
Adjusted return on average total equity (k)/(m)	14.56%	12.86%	15.39%	16.53%	14.32%
Adjusted pre-provision net revenue as a percentage of average total assets					
Adjusted pre-provision net revenue (h)	$ 24,814	$ 22,121	$ 25,292	$ 25,521	$ 27,343
Average total assets (l)	5,302,728	5,273,306	5,252,046	5,218,515	5,226,319
Adjusted pre-provision net revenue as a percentage of average total assets (h)/(l)	1.84%	1.66%	1.91%	1.98%	2.10%
Adjusted return on average tangible common equity					
Adjusted net income (k)	$ 18,640	$ 17,000	$ 21,419	$ 23,093	$ 20,524
Add: Intangible amortization expense (net of tax)[1]	2,141	2,141	1,882	1,559	1,559
Adjusted net income, excluding intangible amortization (n)	20,781	19,141	23,301	24,652	22,083
Average total equity (m)	513,606	524,459	552,106	566,563	574,862
Less: Average goodwill	85,634	85,634	85,634	85,634	85,634
Less: Average other intangible assets (net of tax)[1]	31,436	29,540	27,270	25,664	24,003
Average tangible common equity (o)	396,536	409,285	439,202	455,265	465,225
Adjusted return on average tangible common equity (n)/(o)	21.02%	18.55%	21.05%	21.96%	19.04%
Adjusted earnings per common share - diluted					
Adjusted net income (k)	$ 18,640	$ 17,000	$ 21,419	$ 23,093	$ 20,524
Less: Dividends and undistributed earnings allocated to participating securities	205	148	(462)	206	192
Adjusted net income available to common stockholders (p)	18,435	16,852	21,881	22,887	20,332
Weighted-average common shares outstanding for diluted earnings per share (q)	25,714	25,713	25,710	25,679	25,393
Adjusted earnings per common share - diluted (p)/(q)	0.72	0.66	0.85	0.89	0.80
Net charge-offs (recoveries) to average loans					
Net charge-offs (recoveries) (r)	$ 3,767	$ (1,715)	$ (311)	$ 7,027	$ 2,575
Average total loans (s)	4,079,084	4,036,936	4,049,082	4,029,719	4,032,142
Net charge-offs (recoveries) to average loans (r)/(s)	0.37%	(0.17)%	(0.03)%	0.71%	0.26%
Net interest margin (on a tax-equivalent basis)					
Net interest income	43,032	43,136	45,174	44,912	47,712
Add: Tax equivalent adjustment for loans and securities	592	638	654	619	755
Net interest income (on a tax-equivalent basis)[1] (t)	43,624	43,774	45,828	45,531	48,467
Average interest-earning assets (u)	4,988,946	4,965,849	4,926,530	4,901,399	4,896,740
Net interest margin (on a tax-equivalent basis)[1] (t)/(u)	3.51%	3.50%	3.69%	3.77%	3.97%

1. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

	Annual				
($ in thousands, except where otherwise noted)	2021	2022	2023	2024	2025
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 359,403	$ 356,872	$ 369,127	$ 495,410	$ 564,934
Less: Goodwill	31,490	47,087	46,783	85,634	85,634
Less: Other intangible assets	20,250	22,455	17,158	43,882	33,371
Tangible common equity (a)	307,663	287,330	305,186	365,894	445,929
Total assets	3,392,691	3,779,637	3,907,713	5,261,673	5,230,084
Less: Goodwill	31,490	47,087	46,783	85,634	85,634
Less: Other intangible assets	20,250	22,455	17,158	43,882	33,371
Tangible assets (b)	3,340,951	3,710,095	3,843,772	5,132,157	5,111,079
Tangible common equity to tangible assets (a)/(b)	9.21%	7.74%	7.94%	7.13%	8.72%
Tangible book value per common share					
Tangible common equity (a)	307,663	287,330	305,186	365,894	445,929
Common shares issued and outstanding (c)	17,213	19,992	19,734	25,345	25,406
Tangible book value per common share (a)/(c)	$ 17.87	$ 14.37	$ 15.46	$ 14.44	$ 17.55
Return on average tangible common equity					
Net income (loss)	$ 52,681	$ 40,005	$ 11,696	$ 17,780	$ 17,439
Add: Intangible amortization expense (net of tax)[1]	3,460	3,756	4,184	5,353	8,304
Net income (loss), excluding intangible amortization (d)	56,141	43,761	15,880	23,133	25,743
Average total equity	346,059	346,355	358,268	397,738	525,323
Less: Average goodwill	30,385	39,415	46,959	56,237	85,634
Less: Average other intangible assets (net of tax)[1]	18,548	17,018	15,624	17,534	30,470
Average tangible common equity (e)	297,126	289,922	295,685	323,967	409,219
Return on average tangible common equity (d)/(e)	18.89%	15.09%	5.37%	7.14%	6.29%
Efficiency Ratio					
Noninterest expense	$ 168,909	$ 158,770	$ 150,157	$ 180,675	$ 201,227
Less: Intangible amortization expense	4,380	4,754	5,296	6,776	10,511
Noninterest expense excluding intagible amortization (f)	164,529	154,016	144,861	173,899	190,716
Net interest income	87,099	99,729	87,839	107,045	172,499
Noninterest income (loss)	147,387	111,223	80,229	114,930	51,876
Tax equivalent adjustment for loans and securities	492	429	671	1,202	2,402
Total tax-equivalent revenue (g)	234,978	211,381	168,739	223,177	226,777
Efficiency ratio (f)/(g)	70.02%	72.86%	85.85%	77.92%	84.10%

1. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Annual 2021	2022	2023	2024	2025
Adjusted net income excluding net gains (losses) on investment securities					
Net income (loss)	$ 52,681	$ 40,005	$ 11,696	$ 17,780	$ 17,439
Less: Net gains (losses) on investment securities (net of tax)[1]	-	-	(19,468)	-	(54,038)
Adjusted net income excluding net gains (losses) on investment securities (a)	52,681	40,005	31,164	17,780	71,477
Adjusted return on average tangible common equity excluding net gains (losses) on investment securities					
Adjusted net income excluding net gains (losses) on investment securities (a)	52,681	40,005	31,164	17,780	71,477
Add: Intangible amortization expense (net of tax)[1]	3,460	3,756	4,184	5,353	8,304
Adjusted net income excluding net gains (losses) on investment securities and intangible amortization (b)	56,141	43,761	35,348	23,133	79,781
Average total equity	$ 346,059	$ 346,355	$ 358,268	$ 397,738	$ 525,323
Less: Average goodwill	30,385	39,415	46,959	56,237	85,634
Less: Average other intangible assets (net of tax)[1]	18,548	17,018	15,624	17,534	30,470
Average tangible common equity (c)	297,126	289,922	295,685	323,967	409,219
Adjusted return on average tangible common equity excluding net gains (losses) on investment securities (b)/(c)	18.89%	15.09%	11.95%	7.14%	19.50%
Adjusted return on average assets excluding net gains (losses) on investment securities					
Average total assets (d)	3,178,820	3,500,655	3,817,017	4,503,483	5,277,867
Adjusted return on average assets excluding net gains (losses) on investment securities (a)/(d)	1.66%	1.14%	0.82%	0.39%	1.35%
Net charge-offs (recoveries) to average loans					
Net charge-offs (recoveries)(e)	$ (826)	$ 426	$ (1,065)	$ 4,154	$ 2,148
Average total loans (f)	1,858,686	2,059,435	2,535,073	3,099,015	4,047,034
Net charge-offs (recoveries) to average loans (e)/(f)	(0.04)%	0.02%	(0.04)%	0.13%	0.05%
Net interest margin (on a tax-equivalent basis)					
Net interest income	87,099	99,729	87,839	107,045	172,499
Add: Tax equivalent adjustment for loans and securities	492	429	671	1,202	2,402
Net interest income (on a tax-equivalent basis)[1] (g)	87,591	100,158	88,510	108,247	174,901
Average interest-earning assets (h)	3,018,172	3,298,644	3,592,476	4,221,873	4,957,720
Net interest margin (on a tax-equivalent basis)[1] (g)/(h)	2.90%	3.04%	2.46%	2.56%	3.53%

1. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Annual 2025
Adjusted noninterest income	
Noninterest income (loss)	51,876
Less: Adjusted noninterest income (loss) items	
Net gains (losses) on investment securities	(68,403)
Net gains (losses) on sale of loans	2,080
Net gains (losses) on sale/disposal of premises and equipment	(530)
Total adjusted noninterest income (loss) items (a)	(66,853)
Adjusted noninterest income (b)	118,729
Adjusted Revenue	
Net interest income	172,499
Adjusted noninterest income (b)	118,729
Adjusted revenue	291,228
Adjusted noninterest expense	
Noninterest expense	201,227
Less: Adjusted noninterest expense items	
HMNF acquisition-related expenses	142
Severance and signing bonus expense[1]	1,319
Total adjusted noninterest expense items (c)	1,461
Adjusted noninterest expense	199,766
Adjusted return on average assets	
Net income (loss)	17,439
Less: Adjusted noninterest income (loss) items (net of tax)[2] (a)	(52,814)
Add: Adjusted noninterest expense items (net of tax)[2] (c)	1,154
Adjusted net income (d)	71,407
Average total assets (e)	5,277,867
Adjusted return on average assets (d)/(e)	1.35%

1. Includes HMNF acquisition-related personnel expenses.
2. Adjusted items are shown after-tax using a 21% tax rate.